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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 6, 2001


          VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of July 25, 2001, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates,
          Series 2001-B).

                     VANDERBILT MORTGAGE AND FINANCE, INC.
                             VANDERBILT ABS CORP.
                              CLAYTON HOMES, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


Vanderbilt Mortgage and Finance, Inc. - Tennessee
Vanderbilt ABS Corp. - Del.
  Clayton Homes, Inc. - Del.                                333-57532           62-0997810
-------------------------------------------------          ------------     ------------------
(State or Other Jurisdiction of Incorporation)             (Commission       (I.R.S. Employer
                                                           File Number)     Identification No.)
500 Alcoa Trail
Maryville, Tennessee                                                              37804
---------------------                                                           ----------
(Address of Principal                                                           (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code: (423) 380-3000


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


Item 5.  Other Events
         ------------

     On August 23, 2001, Vanderbilt Mortgage and Finance, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 25, 2001 (the "Pooling and Servicing Agreement"), by and among, the Company, as seller and servicer, Clayton Homes, Inc., as provider of the limited guarantee ("CHI"), and The Chase Manhattan Bank, as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1. The Pooling and Servicing Agreement, dated as of July 25, 2001, by and among, the Company, CHI and the Trustee, providing for the issuance of the Certificates.


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

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.


By: /s/ David R. Jordan
    ----------------------------------------
    Name: David R. Jordan
    Title: Secretary

VANDERBILT ABS CORP.


By: /s/ David R. Jordan
    -----------------------------------------
    Name: David R. Jordan
    Title: Secretary

CLAYTON HOMES, INC.


By: /s/ Amber Krupacs
    -----------------------------------------
    Name: Amber Krupacs
    Title: Vice President

Dated: September 6, 2001


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                                 Exhibit Index

Exhibit                                                                 Page

1.       Pooling and Servicing Agreement






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